Supplement dated August 19, 2016

to the Statement of Additional Information (“SAI”) dated May 1, 2016,

as supplemented, for the following Funds:

Funds

COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

The SAI for the Funds is hereby supplemented, effective immediately, to include the following under the heading “Information Regarding Risks” within the section entitled “About the Funds’ Investments”:

Auditor Independence

The Funds prepare financial statements in accordance with U.S. generally accepted accounting principles and have engaged PricewaterhouseCoopers LLP (“PwC”) to serve as the Independent Accountant to the Funds. As the Funds’ Independent Accountant, PwC must meet regulatory requirements relating to independence, including the SEC’s auditor independence rules which prohibit accounting firms from having certain financial relationships with their audit clients and affiliated entities. Specifically, as interpreted by SEC staff, under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”), an accounting firm would not be considered independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” PwC has advised the Audit Committee that PwC and certain of its affiliates have loans from lenders who are also record owners of more than 10% of the shares issued by several Funds or certain other entities within the Ameriprise Financial, Inc. investment company complex.

On June 20, 2016, the SEC staff issued a “no-action” letter (the “Loan Rule No-Action Letter”) confirming that it would not recommend that the SEC commence enforcement action against a fund that continues to fulfill its regulatory requirements under the federal securities laws by using audit services performed by an audit firm that is not in compliance with the Loan Rule, provided that: (1) the audit firm has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2) or, with respect to any fund or entity to which Rule 3526 does not apply, has provided substantially equivalent communications; (2) the audit firm’s non-compliance under the Loan Rule is limited to certain lending relationships; and (3) notwithstanding such non-compliance, the audit firm has concluded that it is objective and impartial with respect to the issues encompassed within its engagement. Although the SEC Loan Rule No-Action Letter was issued to one fund complex, it is generally available to other fund complexes. The SEC staff stated that the relief under the Loan Rule No-Action Letter is temporary and will expire 18 months after the issuance of the letter.

After evaluating the facts and circumstances related to the Loan Rule and PwC’s lending relationships, PwC advised the Audit Committee that (1) PwC is independent with respect to the Funds, within the meaning of PCAOB Rule 3520, (2) PwC has concluded that it is objective and impartial with respect to the issues encompassed within its engagement, including the audit of the

Funds’ financial statements, and (3) PwC believes that it can continue to serve as the Funds’ independent public accounting firm. Furthermore, PwC has advised the Audit Committee that, based on its knowledge and analyses, it is not aware of any facts that would preclude reliance by the Funds on the Loan Rule No-Action Letter. It is the Funds’ understanding that issues under the Loan Rule affect other major accounting firms and many mutual fund complexes. It is anticipated that an ultimate resolution of the issues under the Loan Rule will be achieved; however, if PwC were determined not to be independent or the Funds were unable to rely on the Loan Rule No-Action Letter or some form of exemptive relief, among other things, the financial statements audited by PwC may have to be audited by another independent registered public accounting firm and the Funds could incur additional expense and other burdens on its operations.

Shareholders should retain this Supplement for future reference.

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